UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2016

Tutor Perini Corporation

(Exact name of registrant as specified in its charter)

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Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 362-8391

Not Applicable

(Former name or former address, if changed since last report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement

On June 8, 2016, Tutor Perini Corporation (the “Company”) entered into a Consent and Amendment No. 2 (the “Amendment”) to the Sixth Amended and Restated Credit Agreement, originally dated June 5, 2014, with the guarantors and lenders party thereto and Bank of America, N.A., as administrative agent and L/C issuer (the “Credit Agreement”). The Amendment, subject to certain conditions, amends covenants in the Credit Agreement to permit the performance of the Company’s obligations under the convertible notes described below, changes certain financial ratios and provides consent to enter into a potential sales transaction of one of the Company’s business units in its Building segment.

The foregoing is a summary of the terms of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01Regulation FD Disclosure

On June 8, 2016, the Company announced that it intends to offer $125.0 million in aggregate principal amount of convertible senior notes due 2021 (the “convertible notes”). The Company expects to grant an option to the initial purchasers for up to an additional $18.75 million in aggregate principal amount of convertible notes.

A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward-Looking Statements

The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, including without limitation, statements regarding the Company’s intentions, expectations or beliefs regarding the convertible notes offering. The Company’s current expectations and beliefs are expressed in good faith and the Company believes there is a reasonable basis for them. There can be no assurance, however, that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Item 9.01Financial Statements and Exhibits

(d)Exhibits.

Exhibit Number	Description
10.1

Consent and Amendment No. 2 to the Sixth Amended and Restated Credit Agreement, dated June 8, 2016, with the guarantors and lenders party thereto and Bank of America, N.A., as administrative agent and L/C issuer

99.1	Press release dated June 8, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOR PERINI CORPORATION

Dated: June 8, 2016	By: /s/Gary G. Smalley
Gary G. Smalley Executive Vice President and Chief Financial Officer